Exhibit 99.3

Financial Statements

For the Years Ended

December 31, 2003 and 2002

COMMAND TECHNOLOGIES, INC.

COMMAND TECHNOLOGIES, INC.

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

ERIC COHEN & ASSOCIATES, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

Board of Directors

Command Technologies, Inc.

Warrenton, Virginia

We have audited the accompanying balance sheets of Command Technologies, Inc. as of December 31, 2003 and 2002, and the related statements of income and comprehensive income, shareholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Command Technologies, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/S/    ERIC COHEN & ASSOCIATES, P.C.

March 3, 2004

18310 Montgomery Village, Suite 460, Gaithersburg, MD 20879

Phone (301) 948-1240    •    Fax (301) 990-6116

COMMAND TECHNOLOGIES, INC.

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

ASSETS

	2003	2002
Current assets:
Cash and cash equivalents	$3,095,500	$1,758,352
Accounts receivable:
Billed	13,584,456	10,484,264
Unbilled	26,644	8,959
Retainage	179,731	170,755
Other receivables	16,170	95,685

Total current assets	16,902,501	12,518,015

Property and equipment:
Vehicles	328,003	475,985
Computers and accessories	967,791	857,550
Furniture and fixtures	168,932	144,764

	1,464,726	1,478,299
Less accumulated depreciation and amortization	(822,451)	(747,134)

Net property and equipment	642,275	731,165

Other assets:
Receivable, shareholders	1,877,737	1,495,729
Loans receivable, other	488,101	683,417
Long term investments	353,981	386,623
Other	104,785	177,298

	2,824,604	2,743,067

Total assets	$20,369,380	$15,992,247

See Independent Auditor’s Report and Notes to Financial Statements

COMMAND TECHNOLOGIES, INC.

BALANCE SHEETS (CONTINUED)

DECEMBER 31, 2003 AND 2002

LIABILITIES AND SHAREHOLDERS’ EQUITY

	2003	2002
Current liabilities:
Note payable – line of credit	$5,642,975	$4,643,630
Current portion of long-term debt	454,945	500,443
Shareholder loans payable		118,163
Accounts payable	231,724	1,384,356
ESOP trust payable	150,158	161,313
Accrued expenses	2,773,020	1,855,328

Total current liabilities	9,252,822	8,663,233

Non-current liabilities:
Long-term debt, net of current portion	82,210	537,465
Deferred compensation	378,981	386,624

	461,191	924,089

Commitments and contingencies
Shareholders’ equity:
Common stock - $.01 par value; 500,000 shares authorized; 485,601 shares issued and outstanding	4,856	4,856
Additional paid-in capital	2,771,496	2,378,220
Retained earnings	8,362,147	4,954,172
Accumulated comprehensive income	(16,477)	(65,678)
Deferred compensation	(466,655)	(866,645)

	10,655,367	6,404,925

	$20,369,380	$15,992,247

See Independent Auditor’s Report and Notes to Financial Statements

COMMAND TECHNOLOGIES, INC.

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Contract revenue	$48,988,626	$32,530,884
Contract costs	28,171,087	19,721,340

Gross profit	20,817,539	12,809,544
Operating expenses	16,779,901	11,634,181

Income from operations	4,037,638	1,175,363

Other income (expense):
Loss on disposal of equipment	(55,501)	(2,940)
Interest expense	(222,004)	(150,370)
Investment income	123,842	134,705

	(153,663)	(18,605)

Net income	3,883,975	1,156,758

Other comprehensive income:
Unrealized gain (loss) on investments	49,201	(24,403)

Comprehensive income	$3,933,176	$1,132,355

See Independent Auditor’s Report and Notes to Financial Statements

COMMAND TECHNOLOGIES, INC.

STATEMENTS OF SHAREHOLDERS’ EQUITY

YEARS ENDED DECEMBER 31, 2003 AND 2002

	Common Stock		Additional paid-in capital	Retained earnings	Accumulated comprehensive income	Deferred compensation	Total
	Shares	Amount
Balance, December 31, 2001	480,801	$4,808	$1,820,316	$4,273,414	$(41,275)	$(1,266,636)	$4,790,627
Stock issued	4,808	48	83,139				83,187
Distribution to shareholders				(476,000)			(476,000)
Unrealized loss on investments					(24,403)		(24,403)
ESOP valuation adjustment			474,765				474,765
Deferred compensation						399,991	399,991
Net income				1,156,758			1,156,758

Balance, December 31, 2002	485,609	4,856	2,378,220	4,954,172	(65,678)	(866,645)	6,404,925

Distributions to shareholders				(476,000)			(476,000)
Unrealized loss on investments					49,201		49,201
ESOP valuation adjustment			393,276				393,276
Deferred compensation						399,990	399,990
Net income				3,883,975			3,883,975

Balance, December 31, 2003	485,609	$4,856	$2,771,496	$8,362,147	$(16,477)	$(466,655)	$10,655,367

See Independent Auditor’s Report and Notes to Financial Statements

COMMAND TECHNOLOGIES, INC.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Cash flows from operating activities:
Cash received from customers	$45,941,288	$28,712,750
Cash paid to suppliers and employees	(43,951,316)	(28,117,581)
Investment income received	123,842	134,705
Interest paid	(222,004)	(150,370)

Net cash provided by operating activities	1,891,810	579,504

Cash flows from investing activities:
Proceeds from sale of assets	18,896	3,658
Proceeds from sale of investments	81,843	227,356
Purchase of investments		(57,385)
Purchase of property and equipment	(158,921)	(133,396)
Net increase in notes receivable, shareholder	(470,828)	(1,378,924)
Decrease in notes payable, shareholders	(118,163)
(Increase) decrease in notes receivable, other	69,919	(118,581)

Net cash used in investing activities	(577,254)	(1,457,272)

Cash flows from financing activities:
Net borrowings of line of credit	999,345	3,562,623
Principal payments on long-term debt	(500,753)	(512,972)
Distributions to shareholders	(476,000)	(476,000)

Net cash provided by financing activities	22,592	2,573,651

Net increase in cash and cash equivalents	1,337,148	1,695,883
Cash and cash equivalents, beginning of the year	1,758,352	62,469

Cash and cash equivalents, ending of the year	$3,095,500	$1,758,352

See Independent Auditor’s Report and Notes to Financial Statements

COMMAND TECHNOLOGIES, INC.

STATEMENTS OF CASH FLOWS (CONTINUED)

YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Cash flows from operating activities:
Net income	$3,883,975	$1,156,758

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	250,654	171,324
Loss on sale of assets	55,501	2,940
Write-off of bad debt	214,217	300,000
Contribution of stock to ESOP	399,990	399,991
Non-cash ESOP valuation adjustment	393,276	474,765
Deferred compensation	(7,643)	159,268
(Increase) decrease in:
Accounts receivable:
Billed	(3,100,192)	(3,936,187)
Unbilled	(17,685)	152,527
Retainage	(8,976)	18,750
Other receivables	79,515	(53,224)
Prepaid expenses		36,847
Deposits and other assets	(4,727)	(114,952)
Increase (decrease) in:
Accounts payable	(1,163,787)	1,033,082
Accrued expenses	917,692	777,615

Total adjustments	(1,992,165)	(577,254)

Net cash provided by operating activities	$1,891,810	$579,504

Supplementary disclosure of non-cash investing and financing information:

For the year ended December 31, 2002, 4,808 shares of common stock were issued to an employee in exchange for a note receivable.

For the years ended December 31, 2003 and 2002, payments of long term ESOP debt of $399,900 and $399,901, respectively, were recorded and offset with a contra equity account, deferred compensation

See Independent Auditor’s Report and Notes to Financial Statements

COMMAND TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

1.	Organization and summary of significant accounting policies:

Organization and nature of business:

Command Technologies, Inc. (the Company) was incorporated on February 25, 1987, under the laws of the Commonwealth of Virginia. The Company is a professional services firm providing system engineering, technical services, logistic support services, training services, technology applications, information systems, engineering, network systems support, and research and development to U.S. Government agencies and private industry. The Company is recognized as a minority enterprise by the Small Business Administration (“SBA”). The Company’s participation in the SBA 8(a) program expired in 2002.

Method of accounting:

The Corporation maintains its books on the accrual basis method of accounting, whereby income is recognized when earned and expenses are recorded when incurred.

Accounting for contracts:

Revenue is derived principally from long-term and short-term, time-and-materials and cost-plus-fixed-fee contracts. Revenue generally is recorded using the percentage of completion method. At the time it is recognized that it is probable that a contract will result in a loss and the loss can be reasonably estimated, the entire estimated loss is included in the determination of net income. In accordance with industry practice, amounts relating to long-term contracts are classified as current assets although an indeterminable portion of these amounts is not expected to be realized within one year.

Substantially all of the Company’s revenue and costs for the years ended December 31, 2002 through 2003, are subject to audit by agencies of the U.S. Government. Contract revenue has been recorded in amounts which are expected to be realized upon final settlement of such audits. In the opinion of management, these examinations are not expected to have a material impact on the Company’s financial position or the results of its future operations.

Cash and cash equivalents:

Cash and cash equivalents are defined as highly liquid short-term investments whose maturity dates do not exceed three months from the original date of purchase. At December 31, 2003 and 2002, the Company had no such investments.

The Company maintains cash in financial institutions in amounts, which from time to time exceed the Federal Governments deposit insurance.

Accounts receivable:

At December 31, 2003 and 2002, the Company had extended unsecured credit to regular customers amounting to $13,764,187 and $10,655,019, respectively. The Company uses the allowance method for recognition of bad debts. Accounts receivables are considered to be fully collectible, accordingly, no allowance for doubtful accounts is provided.

COMMAND TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2003 AND 2002

1.	Organization and summary of significant accounting policies (continued):

Property and equipment:

Property and equipment are stated at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the assets, primarily seven years.

Income taxes:

The Company has elected to be taxed under the provision of Subchapter S of the Internal Revenue Code. Under those provisions the Company does not pay income tax on its taxable income. Instead, the shareholders are liable for individual income taxes on the Company’s taxable income. The Company remains a taxable entity for those states which do not recognize S corporation status.

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Note receivable, shareholders:

At December 31, 2003 and 2002, the Company had notes receivable from shareholders totaling $1,877,737 and $1,495,729. The notes bear interest at 6% and are due on demand.

3.	Note receivable, other:

Note receivable, other consists of the following:

	2003	2002
Note receivable, related party, interest at 6%, balance due December 2027. Secured by real estate	$488,101	$470,374
Note receivable, related party, interest at 6%		213,043

	$488,101	$683,417

COMMAND TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2003 AND 2002

4.	Available for sale investments:

The Company accounts for marketable securities under the provisions of SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.” It is the Company’s intent to maintain a liquid portfolio to take advantage of investment opportunities; therefore, most securities are considered to be available-for-sale and are classified as current assets. At December 31, 2003 and 2002 all of the investments were set aside to satisfy a long term deferred compensation liability. Available-for-sale securities are carried at fair value with unrealized gains and losses reported as a separate component of shareholder’s equity. Realized gains and losses are included in investment income. SFAS No. 130 “Reporting Comprehensive Income”, requires that unrealized gains and losses on available-for-sale securities and other comprehensive income be reported in a Statement of Comprehensive Income, as well as a separate component of shareholder’s equity.

Available-for-sale securities as of December 31, 2003 and 2002 consists primarily of mutual funds. The estimated fair values of the Company’s financial instruments are as follows:

	2003		2002
	Cost	Fair Value	Cost	Fair Value
Mutual Funds	$370,458	$353,981	$452,301	$386,623

Fair value is based on quoted market prices or cost, if market price is indeterminable.

The net unrealized holding (loss) included as a separate component of shareholder’s equity as of December 31, 2003 and 2002 is $(16,477) and $(65,678) respectively.

5.	Note payable:

The Company has obtained a $6,000,000 revolving line of credit with a bank of which $5,642,975 and $4,643,630 was outstanding at December 31, 2003 and 2002, respectively. The line of credit agreement terminates on October 31, 2004. Borrowings under the line bear interest at the prime rate and may not exceed 90% of eligible accounts receivable as defined in the credit agreement. Borrowings under the line are collateralized by all Company assets and a Company guarantee.

The line of credit agreement contains restrictive covenants with which the Company is required to comply, including various reporting requirements, minimum working capital and debt to net worth ratios. These covenants were met in 2003.

COMMAND TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2003 AND 2002

6.	Shareholder loans payable:

At December 31, 2002, the Company held notes payable to shareholders totaling $118,163. The notes were paid in 2003.

7.	Long-term debt:

The following is a summary of long-term debt as of December 31:

	2003	2002
Notes payable with monthly installments between $292 and $1,024, including interest at rates ranging from 3.9% to 9.24%, secured by vehicles	$70,500	$171,263
Note payable, monthly payments of $33,333 including variable interest at 5 year cost of funds plus 2.75% through February 2005. Note collateralized by ESOP shares.	466,655	866,645

	537,155	1,037,908
Less current portion	454,945	500,443

	$82,210	$537,465

Aggregate maturities of long-term debt for the future years ending December 31, are as follows:

Years ending December 31,	Amount
2004	$454,945
2005	80,004
2006	2,206

Total	$537,155

8.	Operating leases:

The Company leases office facilities under operating leases expiring in various years through 2007. The Company also rents office space from its majority shareholder under a lease expiring August 31, 2006. For the years ending December 31, 2003 and 2002, rent expense was approximately $312,000 and $319,000, respectively.

COMMAND TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2003 AND 2002

8.	Operating leases (continued):

Minimum future rental payments under noncancellable operating leases having remaining terms in excess of one year as of December 31, 2003, are as follows:

Years ending December 31,	Amount
2004	$348,570
2005	253,368
2006	208,554
2007	7,717

$818,209

9.	Controlling interest and related party transactions:

Related party transactions:

One of the building leases disclosed in Note 8 is with the Company’s principal shareholder. Total rent expense charged under this agreement was approximately $82,000 and $79,000 in 2003 and 2002 respectively.

As discussed in Note 2, at December 31, 2003 and 2002, the Company had loaned $1,877,737 and $1,495,729, respectively, to its shareholders.

As discussed in Note 6, at December 31, 2002, the Company had borrowed $118,163 from its shareholders.

Controlling interest:

The majority of the outstanding common stock of the Company is owned by one family.

10.	Defined contribution plan:

The Company sponsors a defined contribution pension plan that covers all employees who have completed two months of service and have attained age 18. Contributions to the plan are based on a participant’s salary reduction election and a discretionary match by the employer determined each year by the board of directors. The amount charged to expense in 2003 and 2002 was $160,000 and $150,000, respectively.

COMMAND TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2003 AND 2002

11.	Deferred compensation plan:

The Company has a deferred compensation plan for seven key employees. Under the plan, the Company will make contributions based on a payment schedule on behalf of the employees. The Company is obligated to make payments to these employees upon termination. Deferred compensation expense under the plan was $94,725 and $187,052 for the years ended December 31, 2003 and 2002, respectively.

12.	Employee stock ownership plan:

Effective January 1, 1999, the Company established the Command Technologies, Inc. Employee Stock Ownership Plan (the Plan). The Plan is designed to invest primarily in Company stock and covers substantially all employees.

The Plan requires a fixed contribution equal to five percent of the participants’ compensation, as defined. In addition, a discretionary contribution may be made, based on a determination by the Board of Directors. Participants will be 100% vested in their account balances after five years, and vest at a rate of 20% per year.

The Company’s note payable is secured by any unallocated shares purchased by the ESOP. The note is to be repaid from future contributions or income distributions by the Company to the ESOP. Accordingly, the loan has been reflected as deferred compensation and classified as a reduction of shareholders’ equity. As the loan is repaid, common stock will be allocated to the ESOP participants.

In 2003, the Company’s contribution to the plan was $719,902, which was 5% of eligible compensation of the Company. Included in this amount is $322,891 paid on the ESOP note payable, $3,735 cash contribution and a $393,276 valuation adjustment. At December 31, 2003 the plan held 79,775 and 17,625 allocated and unallocated shares, respectively.

In 2002, the Company’s contribution to the plan was $646,517, which was 5% of eligible compensation of the Company. Included in this amount is $171,752 paid on the ESOP note payable and a $474,765 valuation adjustment.